Income taxes (Tables)	12 Months Ended
Mar. 31, 2020
Income Tax [Abstract]
Components of income tax expense
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2018, 2019 and 2020.

	Millions of yen
	Year ended March 31
	2018	2019	2020
Current:
Domestic	¥35,018	¥26,725	¥42,099
Foreign	8,589	8,720	10,706

Subtotal	43,607	35,445	52,805

Deferred:
Domestic	64,340	28,183	(23,512)
Foreign	(4,081)	(6,618)	(399)

Subtotal	60,259	21,565	(23,911)

Total	¥103,866	¥57,010	¥28,894

Effective income tax rate reflected in consolidated statements of income	For the year ended March 31, 2019, Nomura recognized
Loss before income taxes
and consequently, reconciling items shown in the table which increase
Income tax expense
are presented as negative amounts and reconciling items which reduce
Income tax expense
are presented as positive amounts.

	Year ended March 31
	2018	2019	2020
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances	(22.8)	(58.3)	(0.3)
Additional taxable income	0.1	(2.9)	0.6
Non-deductible expenses (1)	1.9	(110.3)	2.9
Non-taxable income (2)	(3.6)	16.8	(23.5)
Dividends from foreign subsidiaries	0.0	0.0	0.1
Tax effect of undistributed earnings of foreign subsidiaries	0.0	(2.8)	0.2
Different tax rate applicable to income (loss) of foreign subsidiaries	0.8	(19.8)	(0.9)
Effect of changes in foreign tax laws	23.5	0.5	(0.9)
Effect of changes in domestic tax laws	—	—	—
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	1.7	5.4	(0.1)
Other	(0.9)	(10.8)	2.5

Effective tax rate	31.7%	(151.2)%	11.6%

(1)
Non-deductible expenses
during the year ended March 31, 2019 included approximately ¥21 billion relating to goodwill impairment losses (which increased Nomura’s effective tax rate by 56.3%) and approximately ¥13 billion relating to litigation provisions and settlements (which increased Nomura’s effective tax rate by 34.0%).
(2)
Non-taxable income
during the year ended March 31, 2020 includes approximately
¥53
billion of the tax effect from non-taxable dividend income from affiliated Nomura companies, including deemed dividend, (which decreased Nomura’s effective tax rate by
21.2%
)
.

Details of deferred tax assets and liabilities
The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2019 and 2020, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2019	2020
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥20,008	¥19,932
Investments in subsidiaries and affiliates	25,243	1,209
Valuation of financial instruments	71,806	77,054
Accrued pension and severance costs	29,711	24,356
Other accrued expenses and provisions	44,803	51,566
Operating losses	369,286	308,504
Lease liabilities	—	47,680
Other	9,213	9,394

Gross deferred tax assets	570,070	539,695
Less — Valuation allowances	(444,916)	(388,411)

Total deferred tax assets	125,154	151,284

Deferred tax liabilities
Investments in subsidiaries and affiliates	133,936	89,630
Valuation of financial instruments	41,770	52,780
Undistributed earnings of foreign subsidiaries	2,039	2,423
Valuation of fixed assets	10,109	9,497
Right-of-use assets	—	47,438
Other	6,843	2,992

Total deferred tax liabilities	194,697	204,760

Net deferred tax assets (liabilities)	¥(69,543)	¥(53,476)

Changes in valuation allowance for deferred tax assets
The following table presents changes in total valuation allowances established against deferred tax assets for the years ended March 31, 2018, 2019 and 2020.

	Millions of yen
	Year ended March 31
	2018		2019		2020
Balance at beginning of year	¥519,492		¥422,280		¥444,916
Net change during the year	(97,212	) (1)	22,636	(2)	(56,505	) (3)

Balance at end of year	¥422,280		¥444,916		¥388,411

(1)	Primarily includes a reduction of ¥80,459 million of valuation allowances of certain foreign subsidiaries mainly due to changes in tax laws in the U.S., an increase of ¥17,340 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards, and a reduction of ¥34,093 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets. In total, ¥97,212 million of allowances decreased for the year ended March 31, 2018.
(2)	Primarily includes an increase of ¥11,843 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, partially offset by a decrease of valuation allowances related to accrued expenses and provisions, an increase of ¥6,265 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards recognized in the current year, an increase of ¥14,976 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets, and a reduction of ¥10,448 million of valuation allowances related to expiration of operating loss carryforwards. In total, ¥22,636 million of allowances increased for the year ended March 31, 2019.
(3)	Primarily includes a reduction of ¥59,330 million of valuation allowances of certain foreign subsidiaries mainly by expiration
of loss carryforwards, an increase of ¥11,462 million of valuation allowances mainly due to a decrease of Valuation of financial instruments,
and
a
r
eduction of ¥8,637
million
related to Japanese subsidiaries and the Company mainly by utilization of loss carryforwards. In total, ¥56,505 million of allowances decreased for the year ended March 31, 2020.

Summarizes major jurisdictions subject to examination
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2020. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2015	(1)
United Kingdom	2016
United States	2017

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2014 .